SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                 DATE OF REPORT (date of earliest event reported)

                                   MAY 7, 2002

                               Halliburton Company
              (Exact name of registrant as specified in its charter)

State or other                     Commission                IRS Employer
jurisdiction                       File Number               Identification
of incorporation                                             Number

Delaware                             1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                     (Address of principal executive offices)

                          Registrant's telephone number,
                        including area code - 214/978-2600





                                 Page 1 of 12 Pages
                        The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 7, 2002 registrant issued a press release entitled "Halliburton Announces First Quarter Results". Please see the full text of the attached press release.


Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 7, 2002.




                              Page 2 of 12 Pages
                      The Exhibit Index Appears on Page 4

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HALLIBURTON COMPANY



Date:    May 7, 2002             By:  /s/ Susan S. Keith
                                     -------------------------------------------
                                          Susan S. Keith
                                          Vice President and Secretary





                               Page 3 of 12 Pages
                       The Exhibit Index Appears on Page 4

                                 EXHIBIT INDEX


Exhibit          Description

20               Press Release Dated May 7, 2002

                 Incorporated by Reference







                              Page 4 of 12 Pages
                     The Exhibit Index Appears on Page 4